UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2010 (July 30, 2010)
WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

97 Darling Avenue, South Portland, ME	04106

Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code (207) 773-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Share Purchase Agreement
On July 30, 2010, Wright Express Corporation (the “Company”) issued a press release announcing that it, its wholly-owned subsidiary, Wright Express Australia Holdings Pty Ltd (the “Acquisition Sub”), and RD Card Holdings Limited (“Target’s Parent”) had entered into a Share Purchase Agreement (the “Agreement”), dated as of July 30, 2010. Pursuant to the Agreement, and subject to the conditions contained in it, the Target’s Parent will sell to the Acquisition Sub all of the outstanding shares of RD Card Holdings Australia Pty Ltd (the “Target”), which will become wholly-owned by the Acquisition Sub. A copy of the press release is filed as Exhibit 99.1 attached to this Form 8-K and incorporated into it by reference.
Pursuant to the Agreement, the Company will acquire all of the Target’s outstanding shares for a total payment of $353 million Australian Dollars (approximately $315 million US Dollars), including amounts applied at the closing to the repayment of Target’s debt. The consideration for the transaction will be paid using the Company’s existing 2007 credit facility. The all cash transaction is expected to close during the third quarter, subject to regulatory approval.
The Agreement includes limited representations, warranties and covenants by the parties. Consummation of the transaction is subject to the approval of the Australian Foreign Investment Review Board and the waiver of change-in-control termination rights by one of the Target’s customers. As part of the transaction, the Company and the Acquisition Sub have secured warranty and indemnity insurance to cover potential losses arising from breaches of representation, warranties and covenants made by the Target’s Parent in the Agreement.
The Company has entered into a commitment letter (described below) with respect to a credit facility being put in place to provide for additional working capital following consummation of the acquisition. The Company’s obligation to consummate the Transaction is not subject to the receipt of any financing, including that described below.
Commitment Letter
In connection with the Agreement, the Company entered into a commitment letter, dated as of July 25, 2010 (the “Commitment Letter”), with Bank of America, N.A. and Banc of America Securities LLC pursuant to which Bank of America, N.A. committed, on the terms and conditions set forth in the Commitment Letter, to provide the Company with a senior term credit facility (the “2010 Credit Facility”) comprised of a 364 day $75 million term loan, all or part of which may be drawn down at the closing to provide, in part, for ongoing working capital requirements. The availability of the 2010 Credit Facility is subject to customary conditions precedent, including the consummation of the acquisition of the Target pursuant to the Agreement prior to the funding of the 2010 Credit Facility. The commitments under the Commitment Letter will terminate, unless definitive documents for the 2010 Credit Facility are executed on or prior to October 31, 2010.
The Company’s obligations under the 2010 Credit Facility will be guaranteed by the Company’s material domestic subsidiaries (excluding Wright Express Financial Services Corporation), on the terms set forth in the Commitment Letter.
The definitive documentation for the 2010 Credit Facility will contain various customary covenants, including covenants with respect to mandatory prepayments of loans, restrictive covenants with respect to incurring additional indebtedness, creating liens or other encumbrances, and making acquisitions, as well as certain financial covenants (including a maximum consolidated leverage ratio and minimum consolidated fixed charge coverage ratio).
The foregoing description of the 2010 Credit Facility and the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter, which is attached as Exhibit 10.1 to this report and is incorporated in this report by reference.
Item 8.01. Other Events.
On July 30, 2010, the Company issued a press release announcing the acquisition. A copy of the press release is filed as Exhibit 99.1 attached to this Form 8-K and incorporated into it by reference.
Michael E. Dubyak, the Company’s chairman, chief executive officer and president and Melissa Smith, the Company’s chief financial officer, will host a conference call today, July 30, 2010, at 9:00 a.m. (ET) to discuss the Company’s acquisition. A live webcast of this conference call will be available at the Investor Relations section of the Company’s website (www.wrightexpress.com). The live conference call also can be accessed by dialing (866) 334-7066 or (973) 935-8463. A replay of the webcast will be available on the Company’s website for approximately one year.
For your convenience, the conference call can be replayed in its entirety beginning from two hours after the end of the call through August 6, 2010. If you wish to listen to the replay of this conference call, please dial (706) 645-9291 and enter passcode “91703745”.
SAFE HARBOR STATEMENT
Statements in this Current Report on Form 8-K regarding the proposed transaction between the Company and Target and the proposed transaction between the Company and the Lenders, the expected timetable for completing those transactions, future financial and operating results, benefits of the transactions, future opportunities for the combined company, and any other statements about the Company or Target managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the failure to complete the financing arrangements contemplated by the commitment letter received in connection with the transaction; the occurrence of any event or proceeding that could give rise to the termination of the agreement; the inability to complete the transaction due to the failure of the closing conditions to be satisfied; the outcome of any legal proceedings that may be instituted in connection with the transaction; difficulties in integrating the Target or a failure to attain anticipated operating results, each of which could affect the accretiveness of the acquisition, and the other factors described in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. The Company undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. Readers are further advised to review the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K, which further detail and supplement the factors described in this Safe Harbor Statement.
Item 9.01. Financial Statements and Exhibits.
(d) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated into this item by reference.

Exhibit No.	Description
10.1	Commitment Letter, dated July 25, 2010, from Bank of America, N.A. and Banc of America Securities LLC

99.1	Press release of Wright Express Corporation dated July 30, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: July 30, 2010	By:	/s/ Melissa D. Smith
Melissa D. Smith
CFO and Executive Vice President, Finance and Operations (principal financial officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated July 30, 2010

Exhibit No.	Description
10.1	Commitment Letter, dated July 25, 2010, from Bank of America, N.A. and Banc of America Securities LLC

99.1	Press release of Wright Express Corporation dated July 30, 2010